Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT AND LIMITED CONSENT TO SECURED SUPERPRIORITY DEBTOR IN POSSESSION LOAN, SECURITY AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT AND LIMITED CONSENT TO SECURED SUPERPRIORITY DEBTOR IN POSSESSION LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of May 25, 2016, by and among AEROPOSTALE, INC., a Delaware corporation (“Borrower”), the Guarantors identified on the signature pages hereof, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and CRYSTAL FINANCIAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Borrower, Guarantors, Agent and the Lenders are parties to that certain Secured Superpriority Debtor in Possession Loan, Security and Guaranty Agreement dated as of May 4, 2016 (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, Borrower, Guarantors, Agent and Lenders have agreed to amend the Agreement in certain respects subject to the terms and conditions set forth herein.

WHEREAS, the Borrower and Guarantors have requested that the Agent and the Lenders consent to the Borrower entering into that certain Amended and Restated Settlement, Amendment, and Release Agreement dated as of May 19, 2016 by and among Borrower, the Guarantors, Aeropostale Procurement Company, Inc., Aeropostale Canada Corp., Aeropostale Puerto Rico, Inc. and MGF Sourcing US, LLC (f/k/a TSAM (Delaware) LLC) as in effect as of the hereof and attached as Exhibit A hereto (the “MGF Settlement Agreement”).

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.         Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

2.         Limited Consent.  In reliance upon the representations and warranties of the Borrower and each Guarantor set forth in this Amendment and subject to the conditions to effectiveness set forth in Section 6, notwithstanding anything to the contrary in the Agreement, the Agents and the Lenders signatory hereto hereby consent to the MGF Settlement Agreement.  This is a limited consent and shall not be deemed to constitute a waiver or consent to any other matter except as specifically set forth herein.  Nothing contained herein shall in any way waive, release, modify or limit Borrower’s obligation to otherwise comply with the Agreement, the other Loan Documents or this Amendment.

3.         Amendments to Agreement.  In reliance upon the representations and warranties of Borrower and Guarantors set forth in Section 7 below, and subject to the satisfaction (or waiver) of the conditions to effectiveness set forth in Section 6 below, the Agreement is hereby amended as follows:

(a)       Article 1 of the Agreement is hereby amended by adding the following definitions in the correct alphabetical order as follows:

“MGF Settlement Agreement”: That certain Amended and Restated Settlement, Amendment, and Release Agreement dated as of May 19, 2016, by and among Borrower, the Guarantors, Aeropostale Procurement Company, Inc., Aeropostale Canada Corp., Aeropostale Puerto Rico, Inc. and MGF Sourcing US, LLC (f/k/a TSAM (Delaware) LLC, as in effect as of the Second Amendment Effective Date.

“Second Amendment Effective Date”: May 25, 2016.

“Sourcing Agreement”: That certain Sourcing Agreement, dated as of May 23, 2014, by and among Borrower, Aéropostale Procurement Company, Inc. and MGF Sourcing US, LLC (f/k/a TSAM (Delaware) LLC), as of May 23, 2014, as in effect as of the Second Amendment Effective Date.

(b)       The definition of “Material Contract” in Article 1 of the Agreement is hereby amended and restated in its entirety as follows:

“Material Contract”: Solely for the purposes of this Agreement, the Mexico License, the GSI Agreement and the MGF Settlement Agreement.

(c)       Section 5-4 of the Agreement is hereby amended and restated in its entirety as follows:

5-4         Delivery of MGF Notices. From and after the Second Amendment Effective Date, promptly after the delivery or receipt thereof, as the case may be, the Loan Parties shall deliver to the Agent, copies of (a) all material notices and correspondence under the MGF Settlement Agreement and (b) any notices and correspondence regarding any breach, potential default or event of default (howsoever defined) under the Sourcing Agreement, and in each case, as otherwise requested by the Agent.

(g)         From and after the Second Amendment Effective Date, promptly after the delivery or receipt thereof, as the case may be, the Loan Parties shall deliver to the Agent, copies of all notices, reports, written deliverables and correspondence delivered by, or on behalf of, the Loan Parties, or received by, or on behalf of, the Loan Parties in connection with the MGF Settlement Agreement or the Sourcing Agreement.

4.         Continuing Effect.  Except as expressly set forth herein, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

5.         Reaffirmation and Confirmation; Covenant.  Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Agreement or any other Loan Document.  Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

6.         Conditions to Effectiveness.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:

(a)       Agent shall have received a fully executed copy of this Amendment;

(b)       An order of the Bankruptcy Court entered in the Cases after notice and final hearing pursuant to the Bankruptcy Rules or such other procedures as approved by the Bankruptcy Court which, among other matters (but not by way of limitation), authorizes the Borrower to enter into the MGF Settlement Agreement, which shall be in form and substance acceptable to the Agent and the Required Lenders in their sole discretion;

(c)       after giving effect to this Amendment, the representations and warranties set forth in Section 6 below shall be true and correct in all respects; and

(d)       after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or would result from the effectiveness of this Amendment.

7.         Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a)       all representations and warranties of the Loan Parties contained in the Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date);

(b)       no Suspension Event or Event of Default has occurred and is continuing; and

(c)       this Amendment and the Agreement, as modified hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

8.         Miscellaneous.

(a)       Expenses.  The Loan Parties jointly and severally agree to pay on demand all expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Agreement as modified hereby.

(b)       Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)       Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(d)       Loan Documents.  This Amendment shall constitute a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER:

AEROPOSTALE, INC.

By:
Name: David Dick
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:

AEROPOSTALE WEST, INC.
JIMMY’Z SURF CO., LLC
AERO GC MANAGEMENT LLC
AEROPOSTALE PROCUREMENT COMPANY, INC.
AEROPOSTALE LICENSING, INC.
P.S. FROM AEROPOSTALE, INC.
GOJANE LLC

By:
Name: David Dick
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Agreement]

AGENT:

CRYSTAL FINANCIAL LLC

By:
Name: Evren Ozargun
Title: Managing Director

[Signature Page to Second Amendment to Agreement]

LENDERS:

CRYSTAL FINANCIAL LLC

By:
Name: Evren Ozargun
Title: Managing Director

CRYSTAL FINANCIAL SPV LLC

By:
Name: Evren Ozargun
Title: Managing Director

[Signature Page to Second Amendment to Agreement]

SILVER POINT SPECIALTY CREDIT FUND, L.P.

By:
Name:
Title:

SILVER POINT SELECT OPPORTUNITIES FUND A, L.P.

By:
Name:
Title:

[Signature Page to Second Amendment to Agreement]

SOLAR CAPITAL LTD.

By:
Name:
Title:

[Signature Page to Second Amendment to Agreement]

TPG SPECIALTY LENDING, INC.

By:
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]